FIRST AMENDMENT
                                ---------------

         THIS FIRST AMENDMENT dated as of December 7, 2005 (this "Amendment") among the parties hereto amends the Third Amended and Restated Credit Agreement dated as of December 23, 2004 (the "Credit Agreement") among The Middleby Corporation (the "Parent"), Middleby Marshall Inc. (the "Company"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") and certain other Loan Documents. Capitalized terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as set forth below in this Section 1.

         1.1 Addition of Definition. The following new definition is added to
Section 1.1 in proper alphabetical sequence:

                  Specified Percentage means, as of the date of any repurchase or redemption by the Parent of its common stock (and/or related stock options), the percentage corresponding to the Leverage Ratio (calculated on a pro forma basis giving effect to such repurchase and all other such repurchases during the then current Computation Period) set forth below as of the last day of the Computation Period most recently ended prior to such date:

                  Leverage Ratio                     Specified Percentage
                  --------------                     --------------------
                  < 2.00 to 1.0                                 50%
                  = 2.25 to 1.0 but > 2.00 to 1.0               40%
                  = 2.50 to 1.0 but > 2.25 to 1.0             32.5%
                  = 3.00 to 1.0 but > 2.50                      25%
                  > 3.00 to 1.0                                  0%

         1.2 Increase of Letter of Credit Sublimit. Section 2.1.2 is amended by replacing the reference to "$10,000,000" with "$15,000,000".

         1.3 Additional Debt Basket. Section 10.7 is amended by replacing the reference to "$5,000,000" in clause (j) thereof with "$18,500,000".

         1.4 Restricted Payments. Section 10.9 is amended by (i) redesignating clause "(x)" thereof as clause "(xi)" and (ii) inserting the following new clause (x) in proper numerical sequence immediately before the word "and" at the end of clause (ix) thereof: "(x) (A) so long as no Event of Default or Unmatured Event of Default exists or will result therefrom, the Parent may make other repurchases or redemptions of its common stock (and/or related stock options); provided that no redemption or repurchase shall be made if, on the date of such redemption or repurchase (and after giving effect to such redemption or purchase), the aggregate amount of all repurchases and redemptions permitted solely by this clause (x) during the 12-month period ending on the date of such repurchase or redemption would exceed the Specified Percentage of EBITDA for the Computation Period most recently ended prior to such repurchase or redemption and (B) the Company may pay dividends or distributions to the Parent to the extent necessary to enable the Parent to make such repurchases and redemptions".

         SECTION 2 Representations and Warranties. Each of the Parent and the Company represents and warrants to the Administrative Agent and the Lenders that, immediately after the effectiveness of the amendments set forth in
Section 1 above, (a) each warranty set forth in Section 9 of the Credit Agreement shall be true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent and the Company, with the same effect as if made on such date (except to the extent stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (b) no Event of Default or Unmatured Event of Default will exist.

         SECTION 3 Effectiveness. The amendments set forth in Section 1 shall become effective as of the date hereof when the Administrative Agent has received:

         (i) counterparts of this Amendment executed by the Parent, the Company, each Subsidiary of the Company listed on the signature pages hereto and each Lender;

         (ii) a Confirmation, substantially in the form of Exhibit A, signed by the Parent, the Company and each Subsidiary Guarantor; and

         (iii) all amendment fees payable in connection with this Amendment as separately agreed to in writing by the Company and the Administrative Agent.

         SECTION 4 Increase in Revolving Commitment Amount. The parties hereto agree that, upon the effectiveness of this Amendment, the Revolving Commitment of each Revolving Lender shall increase by an amount equal to such Revolving Lender's Revolving Percentage of $40,000,000, which increases shall be deemed to have occurred pursuant to Section 6.2.2 of the Credit Agreement notwithstanding the failure of the Company or any Lender to deliver any document required to be delivered pursuant to such Section in connection with such increases. Concurrently with such increases, Schedule 2.1 to the Credit Agreement shall be replaced by Schedule 2.1 hereto.

         SECTION 5        Miscellaneous.

         5.1 Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, (including by facsimile) and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         5.4 Successors and Assigns. This Amendment shall be binding upon the Parent, the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

         5.5 Addition of Guarantors; etc. The Company, the Parent, the Required Lenders and the Subsidiaries of the Company party hereto agree that, in addition to any procedure set forth in any Loan Document, (a) a Subsidiary may be added as a party to the Guaranty, the Security Agreement and/or the U.S. Pledge Agreement on or after the date hereof by executing and delivering to the Administrative Agent a Joinder Agreement substantially in the form of Exhibit B (a "Joinder Agreement"), (b) the Schedules to the Guaranty, the Security Agreement and/or the U.S. Pledge Agreement, as applicable, may be supplemented by the corresponding Schedules to the applicable Joinder Agreement upon the execution and delivery of such Joinder Agreement, without any further action by the Company, the Parent, any Subsidiary of the Company, any Lender or the Administrative Agent, (c) Schedule I to the U.S. Pledge Agreement may be amended with the consent of the Administrative Agent and the Company to add shares of stock of a Subsidiary required to be pledged pursuant to Section 10.12 of the Credit Agreement and to delete Collateral (as defined in the U.S. Pledge Agreement) sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement and (d) the Guaranty, the Security Agreement and the U.S. Pledge Agreement shall be deemed amended as set forth above.

         5.6 Alkar Acquisition. The Required Lenders consent to the delivery by Alkar-RapidPak, Inc. (the "Operating Company") of the documents described in Section 10.22 of the Credit Agreement with respect to the real property owned by the Operating Company after the acquisition of the Operating Company by the Borrower, so long as such documents are delivered to the Administrative Agent not later than December 30, 2005.

             Delivered as of the day and year first above written.


                                      MIDDLEBY MARSHALL INC.

                                      By:    /s/  Timothy J. FitzGerald
                                         --------------------------------------
                                      Title:    Chief Financial Officer
                                            -----------------------------------


                                      THE MIDDLEBY CORPORATION

                                      By:    /s/  Timothy J. FitzGerald
                                         --------------------------------------
                                      Title:    Chief Financial Officer
                                            -----------------------------------


                                      MIDDLEBY WORLDWIDE, INC.
                                      BLODGETT HOLDINGS INC.
                                      G.S. BLODGETT CORPORATION
                                      PITCO FRIALATOR, INC.
                                      MAGIKITCH'N INC.
                                      CLOVERLEAF PROPERTIES, INC.
                                      MIDDLEBY MARSHALL HOLDING LLC

                                      By:    /s/  Timothy J. FitzGerald
                                         --------------------------------------
                                      Title:    Chief Financial Officer
                                            -----------------------------------


                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent

                                      By:    /s/  Jeffrey T. White
                                         ---------------------------------------
                                      Title:    Assistant Vice President
                                            ------------------------------------


                                      BANK OF AMERICA, N.A., as an Issuing
                                      Lender, as Swing Line Lender and as
                                      a Lender

                                      By:    /s/  Craig W. McGuire
                                         ---------------------------------------
                                      Title:    Senior Vice President
                                            ------------------------------------


                                      LASALLE BANK NATIONAL ASSOCIATION, as
                                      Syndication Agent and as a Lender

                                      By:    /s/  Peg Laughlin
                                         ---------------------------------------
                                      Title:    Senior Vice President
                                            ------------------------------------


                                      WELLS FARGO BANK, N.A., as Documentation
                                      Agent and as a Lender

                                      By:    /s/  Edmund Lester
                                         ---------------------------------------
                                      Title:    Senior Vice President
                                            ------------------------------------


                                      THE NORTHERN TRUST COMPANY

                                      By:    /s/  Laurie Kieta
                                         ---------------------------------------
                                      Title:    Vice President
                                            ------------------------------------


                                      FIFTH THIRD BANK (CHICAGO)

                                      By:    /s/  Susan M. Kaminski
                                         ---------------------------------------
                                      Title:    Vice President
                                            ------------------------------------


                                      OAK BROOK BANK

                                      By:    /s/  Henry Wessel
                                         ---------------------------------------
                                      Title:    Vice President
                                            ------------------------------------


                                      COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK
                                      B.A., "RABOBANK NEDERLAND", NEW YORK
                                      BRANCH

                                      By:    /s/  Ivan Rodriguez
                                         ---------------------------------------
                                      Title:    Vice President
                                            ------------------------------------

                                      By:    /s/  Rebecca Morrow
                                         ---------------------------------------
                                      Title:    Executive Director
                                            ------------------------------------

                                   EXHIBIT A

                                 CONFIRMATION

                         Dated as of December 7, 2005

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

         Please refer to (a) the Third Amended and Restated Credit Agreement dated as of December 23, 2004 (the "Credit Agreement") among The Middleby Corporation, Middleby Marshall Inc., various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") and (b) the First Amendment dated as of the date hereof (the "Amendment") to the Credit Agreement.

         Each of the undersigned confirms to the Administrative Agent and the Lenders that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document (as defined in the Credit Agreement) to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency, and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

                                                 THE MIDDLEBY CORPORATION
                                                 MIDDLEBY MARSHALL INC.
                                                 MIDDLEBY WORLDWIDE, INC.
                                                 BLODGETT HOLDINGS INC.
                                                 G.S. BLODGETT CORPORATION
                                                 PITCO FRIALATOR, INC.
                                                 MAGIKITCH'N INC.
                                                 CLOVERLEAF PROPERTIES, INC.
                                                 MIDDLEBY MARSHALL HOLDING LLC


                                                 By: ___________________________
                                                 Name Printed: _________________
                                                 Title: ________________________

                                   EXHIBIT B

                           FORM OF JOINDER AGREEMENT


                  THIS JOINDER AGREEMENT (this "Agreement") dated as of _____________, 200[__] is between _____________, a _______________ (the
"Subsidiary"), and Bank of America, N.A. in its capacity as Administrative Agent under the Credit Agreement (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") dated as of December 23, 2004 among The Middleby Corporation, Middleby Marshall Inc., the Lenders party thereto and Bank of America, N.A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.


                  Pursuant to the requirements of Section 10.12 of the Credit Agreement, the Subsidiary hereby agrees with the Administrative Agent, for the benefit of the Lender Parties (as defined in the Security Agreement referred to below), as follows:

                  1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, and notwithstanding any contrary provision of the Subsidiary Guaranty or the Credit Agreement, the Subsidiary will be a party to the Subsidiary Guaranty and shall have all of the rights and obligations as an "undersigned" thereunder as if it had executed the Subsidiary Guaranty. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the "undersigned" contained in the Subsidiary Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Liabilities (as defined in the Subsidiary Guaranty) strictly in accordance with the terms of the Subsidiary Guaranty; provided that the liability of the Subsidiary under the Subsidiary Guaranty shall be limited to the maximum amount of the Liabilities which the Subsidiary may guaranty without rendering the Subsidiary Guaranty void or voidable with respect to the Subsidiary under any fraudulent conveyance or fraudulent transfer law.

                  2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, and notwithstanding any contrary provision of the Security Agreement, the Subsidiary will be a party to the Security Agreement, and shall have all the rights and obligations of a "Debtor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the "Debtors" contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, as security for the payment and performance of all Liabilities (as defined in the Security Agreement), the Subsidiary hereby assigns, pledges and conveys to the Administrative Agent for the benefit of the Lender Parties, and grants to the Administrative Agent for the benefit of the Lender Parties a continuing security interest in, all of the Subsidiary's right, title, and interest in the Collateral (as defined in the Security Agreement) of the Subsidiary. The Subsidiary hereby makes the representations and warranties set forth in
Section 3 of the Security Agreement, with respect to itself, to the Administrative Agent as of the date hereof (and attached hereto are supplements to Schedules I through IV to the Security Agreement setting forth the relevant information with respect to the Subsidiary). The Subsidiary has no commercial tort claims (as such term is defined in the UCC (as defined in the Security Agreement)) as of the date hereof.

                  3. [The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, and notwithstanding any contrary provision of the U.S. Pledge Agreement, the Subsidiary will be a party to the U.S. Pledge Agreement, and shall have all the rights and obligations of a "Pledgor" thereunder as if it had executed the U.S. Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions applicable to the "Pledgors" contained in the U.S. Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, as security for the payment of all Liabilities (as defined in the U.S. Pledge Agreement), the Subsidiary hereby pledges to the Administrative Agent for the benefit of the Lender Parties, and grants to the Administrative Agent for the benefit of the Lender Parties a continuing security interest in, all of the Collateral (as defined in the U.S. Pledge Agreement) of the Subsidiary, including the shares listed on the attached Schedule I relating to the U.S. Pledge Agreement.][IF APPLICABLE]

                  4. Unless otherwise notified to the Administrative Agent in accordance with the terms of the Subsidiary Guaranty[or][,] the Security Agreement[ or the U.S. Pledge Agreement], as applicable, the address of the Subsidiary for purposes of all notices and other communications shall be the address of the Subsidiary's chief executive office set forth on the attached
Schedule I relating to the Security Agreement.

                  5. The Subsidiary hereby waives acceptance by the Administrative Agent and the Lender Parties of the guaranty by the Subsidiary upon the execution of this Agreement by the Subsidiary.

                  6. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall constitute an original but all of which when taken together shall constitute one contract.

                  7. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (EXCEPT 735 ILLINOIS COMPILED STATUTE ss.105/5-5).

                  8. The information set forth in the attached Schedule I relating to the Subsidiary Guaranty, the attached Schedules I through IV relating to the Security Agreement [and the attached Schedule I relating to the U.S. Pledge Agreement] shall be deemed to supplement the applicable schedules to the Subsidiary Guaranty[,][and] the Security Agreement[ and the U.S. Pledge Agreement], respectively.

                  IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers and the Administrative Agent, for the ratable benefit of the Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                               [SUBSIDIARY]
                                               By:      ________________________
                                               Name:    ________________________
                                               Title:   ________________________

                                               Acknowledged and accepted:

                                               BANK OF AMERICA, N.A., as
                                               Administrative Agent
                                               By:      ________________________
                                               Name:    ________________________
                                               Title:   ________________________

                                 SCHEDULE 2.1

                    LENDERS AND COMMITMENTS AND PERCENTAGES


-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Lender                         Revolving        Revolving       Outstanding Principal    Term Percentage      Total Percentage
                              Commitment        Percentage     Amount of Term Loan as
                                                                of December 7, 2005
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Bank of America, N.A.           $27,625,000    21.250000000%            $13,281,250.00        21.250000000%        21.250000000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
LaSalle Bank National           $26,000,000    20.000000000%            $12,500,000.00        20.000000000%        20.000000000%
Association
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Wells Fargo Bank, N.A.          $24,375,000    18.750000000%            $11,718,750.00        18.750000000%        18.750000000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Rabobank Nederland              $17,468,750    13.437500000%             $8,398,437.50        13.437500000%        13.437500000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Fifth Third Bank (Chicago)      $17,468,750    13.437500000%             $8,398,437.50        13.437500000%        13.437500000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
The Northern Trust Company      $11,375,000     8.750000000%             $5,468,750.00         8.750000000%         8.750000000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
Oak Brook Bank                   $5,687,500     4.375000000%             $2,734,375.00         4.375000000%         4.375000000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
TOTALS                         $130,000,000   100.000000000%            $62,500,000.00       100.000000000%       100.000000000%
-------------------------- ----------------- ---------------- ------------------------- -------------------- --------------------
